Exhibit 31.2

Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act

I, J. Steven Marcum, certify that:

1.       I have reviewed this annual report on Form 10-K/A of Citizens First Corporation;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

April 26, 2019
By:	/s/J. Steven Marcum
J. Steven Marcum

      Executive Vice President and Chief Financial Officer (Principal Financial Officer)